                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No.  )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant /X/

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                     ECC INTERNATIONAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                         MICHAEL N. TAGLICH
--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(:)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)4 and 0-11:
     1) Title of each class of securities to which transaction applies:
        Not Applicable
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        Not Applicable
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
        Not Applicable
        ------------------------------------------------------------------------

------------------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.
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     4) Proposed maximum aggregate value of transaction:
        Not Applicable
        ------------------------------------------------------------------------
     5) Total Fee paid:
        Not Applicable
        ------------------------------------------------------------------------
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                       2
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                      1996 Annual Meeting of Stockholders
                                       of
                            ECC INTERNATIONAL CORP.

                                ---------------
                                Proxy Statement
                                       of
                               Michael N. Taglich
                             ---------------------

TO MY FELLOW ECC INTERNATIONAL CORP. STOCKHOLDERS:

    This Proxy Statement dated October 21, 1996 ("Proxy Statement") and the enclosed blue proxy card are furnished to holders of the common stock, $0.10 par value per share ("Common Stock"), of ECC International Corp., a Delaware corporation ("Corporation"), in connection with a solicitation of proxies by Michael N. Taglich, a stockholder of 1,000 shares of Common Stock of the Corporation, for use at the 1996 annual meeting of stockholders of the Corporation and at any adjournments, postponements or rescheduling thereof ("1996 Annual Meeting"). As of the date of this Proxy Statement, the Corporation has filed its Form 10-K for the fiscal year ended June 30, 1996 with the Securities and Exchange Commission stating that the 1996 Annual Meeting is "scheduled for the week of December 2, 1996", but does not set forth the date, time, or place of the meeting or fix the date for the determination of stockholders of record entitled to vote at the meeting.

    Beginning on or about October 21, 1996, this Proxy Statement and the enclosed blue proxy card are being first sent or given to stockholders of the Corporation. The principal executive offices of the Corporation are located at 175 Strafford Avenue, Suite 116, Wayne, Pennsylvania 19087. The address and telephone number of Michael N. Taglich are 100 Wall Street, 10th Floor, New York, New York 10005, (212) 479-7112.

THE PROPOSALS

    In accordance with Article II, Section 14(a) of the By-laws of the Corporation, Michael N. Taglich has given notice to the Corporation that at the 1996 Annual Meeting, the following two (2) proposals will be brought up for discussion and to be voted upon:

    1. RESOLVED, that it is the sense of the stockholders of ECC International Corp., expressed at its annual meeting held in December 1996, that the Corporation and/or its businesses be sold so as to maximize the return to stockholders and that the same be done as expeditiously as is consistent therewith, and to that end, the Board of Directors is requested to cause the Corporation to engage an independent nationally recognized investment banking firm to assist the Board in seeking to obtain a purchaser or purchasers on terms and conditions that the Board deems expedient and in the best interests of the Corporation and to submit the same to the stockholders for their authorization.

    2.  RESOLVED, that Article II, Section 7 of the By-laws of the Corporation be amended by adding the following provisions to the end thereof: "A special meeting of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, shall be called by the Corporation upon written notice from stockholders owning not less than ten (10%) percent of the Corporation's outstanding shares of voting stock, which notice shall set forth the purpose or purposes of such special meeting and the Corporation shall hold the special meeting of stockholders no later than thirty (30) days after the date such notice is received
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       by the Corporation. Notwithstanding anything to the contrary contained in
       Article X, Section 1 of the By-laws of the Corporation, this By-law may not be amended without the affirmative vote of a majority of shares of voting stock present in person or represented by proxy at a meeting of the Corporation's stockholders and entitled to vote on the matter."

    This Proxy Statement and the enclosed proxy are being furnished to stockholders to seek their support in the adoption of both proposals.

    MICHAEL N. TAGLICH URGES ALL STOCKHOLDERS TO CHECK THE BOX MARKED "FOR" EACH PROPOSAL, DATE, SIGN, AND RETURN THE ENCLOSED BLUE PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. IF NO MARK IS MADE, YOU WILL BE DETERMINED TO HAVE GIVEN A DIRECTION TO VOTE THE SHARES REPRESENTED BY THE BLUE PROXY CARD FOR THE PROPOSALS SET FORTH ABOVE UNDER THE SECTION "THE PROPOSALS", PROVIDED THAT YOU HAVE SIGNED THE BLUE PROXY CARD.

    WHETHER OR NOT YOU SIGN THE PROXY CARD THAT WILL BE SENT TO YOU BY THE CORPORATION,--WHICH MICHAEL N. TAGLICH BELIEVES WILL NOT INCLUDE THE PROPOSALS SET FORTH ABOVE--YOU ARE URGED TO SIGN THE ENCLOSED BLUE PROXY CARD. THERE IS NO CONFLICT BETWEEN THE TWO PROXIES AS MICHAEL N. TAGLICH BELIEVES THAT THE CORPORATION'S PROXY WILL DEAL ONLY WITH THREE (3) UNRELATED MATTERS AND ALSO "SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING". THE BLUE PROXY CARD THAT IS ENCLOSED DEALS WITH THE TWO (2) ABOVE-STATED PROPOSALS THAT WILL BE PROPERLY BROUGHT BEFORE THE 1996 ANNUAL MEETING.

    Shares of Common Stock of the Corporation cannot be voted at the 1996 Annual Meeting in favor of the proposals set forth in the section entitled "THE PROPOSALS" above unless the holder is present in person or represented by proxy. A stockholder signing and returning the enclosed blue proxy card has the power to revoke at any time prior to its exercise by giving notice to the Corporation in writing or in open meeting, but without affecting any vote previously taken.

BACKGROUND

    Following telephone conversations and correspondence between Michael N. Taglich and George W. Murphy, President of the Corporation, on September 11, 1996, Michael N. Taglich sent the following letter to George W. Murphy, President of the Corporation:

           "September 11, 1996

           Mr. George W. Murphy
           ECC International Corp.
           175 Strafford Avenue, Suite 116
           Wayne, PA 19087-3377

           Dear George,

           I have read with interest your press release of August 28, announcing the shareholder rights plan. I agree that ECC should protect shareholders from "abusive take-over tactics".

           However, I also believe it is in the best interests of all shareholders for ECC to consider the sale of the whole company or the sale of the government related business. It is my opinion that the sum of the value of the parts of ECC will be

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           substantially in excess of the current stock price. I
           believe ECC should allow the shareholders to decide if this plan is advisable. Accordingly I intend to make such a proposal to the Company for inclusion in the proxy and for discussion and action at the annual meeting.

           This proposal will ask the Company to hire a nationally recognized investment banking firm to examine ways to enhance shareholder value, including the possibility of selling the Company.

           I will shortly be making a public announcement about this and would welcome a conversation with you prior to doing so. It is not my intention to put the Company or its employees under any undue pressure. I have repeatedly attempted to work with you and the Board--I remain prepared to do so now. I am, however, quite convinced that some action needs to be taken. I am prepared to initiate this without your support.

           I look forward to hearing from you soon.
           Sincerely,
           Michael N. Taglich"

    No response was received from Mr. Murphy. Instead, counsel for the Corporation replied as follows:

                              " September 13, 1996

           Mr. Michael N. Taglich
           100 Wall Street
           10th Floor
           New York, New York 10005

           Dear Mr. Taglich:

           George Murphy, President of ECC International Corp., has referred your letter of September 11, 1996 to this firm.

           In your letter, you indicated an intent to make a proposal for inclusion in ECC's proxy statement for the annual meeting of stockholders. ECC will include in its proxy statement any stockholder proposal that complies with Rule 14a-8 of Regulation 14A under the Securities Exchange Act of 1934. You should be aware that Rule 14a-8(a)(3)(i) requires that a proponent shall submit his proposal not less than 120 days in advance of the date of the registrant's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders. Accordingly, last year's proxy statement sets forth on page 14 (a copy of which is enclosed) the deadline for submission of stockholder proposals for this year's annual meeting, which was June 25, 1996.

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           You also mentioned in your letter that you may be making a public announcement concerning your proposal. We would suggest that you may wish to consider seeking the advice of counsel in this regard in order to assure compliance with proxy solicitation and stockholder communications regulations.

                                          Very truly yours,
                                          Philip P. Rossetti

           cc: Mr. George W. Murphy"

PURPOSES OF THE PROPOSALS

    THE PURPOSE OF THE FIRST PROPOSAL is to set in motion the necessary steps so that, as soon as possible, the Corporation, as an entity, and/or its businesses be sold to enable stockholders to realize the true value of their investment. The stock of the Corporation has not benefitted from the substantial increase that has occurred in the value of other listed securities and, quite to the contrary, remains at or near its lowest price in several years. Michael N. Taglich believes that the current market price of the Corporation's stock is not reflective of the purchase price that could be obtained if the Corporation and its businesses were made available for sale.

    Michael N. Taglich believes that the best way for stockholders to obtain the full value of their stockholdings is for the Board of Directors to direct a nationally recognized investment banking firm that is totally independent and that can objectively appraise the value of the Corporation and its businesses and their prospects and then approach prospective purchasers and assist the Board in negotiating a sale or sales.

    The proposal does not deprive the Board of Directors of the ability to consider and evaluate any offers. In doing so, however, it imposes upon the Board the obligation not to give priority to the interests of its members and the officers of the Corporation and to take into account that the stockholders are the owners of the Corporation and that the Board has a fiduciary obligation to them. Should a purchase offer be received that would produce more to stockholders than the market price of the stock and that the independent banking firm, after informed studies, favorably recommends, it should be compelling for the Board to submit the proposal to the stockholders. The Board can then make such recommendations and arguments as it deems appropriate, and it will then be up to the stockholders to make a determination of what is in their best interests. That is proper corporate governance.

    If you share the opinion of Michael N. Taglich that by following that procedure you can maximize your investment, he urges you to support the adoption of the proposal.

    THE SECOND PROPOSAL is to amend the Corporation's by-laws to provide that stockholders owning at least ten (10%) percent of the Corporation's stock shall have the right to require that the Corporation hold a special meeting of stockholders. Under the Corporation's By-laws as currently written, stockholders of the Corporation have no right to cause the Corporation to call a special meeting of stockholders. Currently, special meetings can only be called by the President, Chairman of the Board or by a majority of the members of the Board. The Board, which is elected by the stockholders, should listen and be receptive to the request for special meetings by stockholders having a significant interest in the Corporation in order to give prompt and timely consideration to matters that stockholders deem important to their interests and not be required to wait until the next annual meeting. The lapse of time could be prejudicial. Moreover,

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Section 109 of the Delaware General Corporation Law provides that the power to amend the by-laws is in the stockholders.

    Michael N. Taglich urges you to support the above proposal.

VOTING PROCEDURES

    The shares of Common Stock are the only shares of capital stock of the Corporation entitled to vote on any of the proposals set forth above under "THE PROPOSALS". Every holder of Common Stock is entitled to one (1) vote for each share of Common Stock held. In accordance with the Corporation's By-laws, at the 1996 Annual Meeting, the holders of a majority of the Common Stock issued and outstanding and entitled to vote thereto, present in person or represented by proxy, shall be required for the purpose of a quorum. For the proposals set forth above under "THE PROPOSALS" to be adopted at the 1996 Annual Meeting, it will be necessary that each proposal receive the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the 1996 Annual Meeting and entitled to vote. IT IS, THEREFORE, OF THE UTMOST IMPORTANCE, IF YOU ARE IN FAVOR OF THE PROPOSALS, THAT YOU PROMPTLY SIGN AND RETURN THE ENCLOSED BLUE PROXY CARD.

    Abstentions and broker non-votes are not votes cast and, therefore, will not be counted in determining voting results, although abstentions and broker non-votes will be counted in the determination of a quorum. Inspectors of election that are appointed by the Board of Directors or, if no such appointment if made, by the presiding officer of the Corporation at the 1996 Annual Meeting, will tabulate the votes cast.

    Only holders of record as of the close of business on the record date (to be set by the Corporation) will be entitled to vote. If you are a stockholder of record on the record date, you will retain your voting rights for the 1996 Annual Meeting even if you sell such shares after the record date. Accordingly, it is important that you vote the shares you own on the record date or grant a proxy to vote such shares on the blue proxy card, even if you sell such shares after the record date.

    If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution on the record date, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the blue proxy card on your behalf.

SOLICITATION OF PROXIES

    Proxies may be solicited by mail, courier service, advertisement, telephone, telecopier, or in person. Solicitations will be made by Michael N. Taglich, who will not receive compensation for such solicitation. Michael N. Taglich may request banks, brokerage firms, and other custodians, nominees, and fiduciaries to forward all of the solicitation materials to the beneficial owners of the shares they hold of record. Michael N. Taglich will reimburse these record holders for customary clerical and mailing expenses incurred by them in forwarding these materials to their customers. The entire expense of the solicitation of proxies by Michael N. Taglich for the 1996 Annual Meeting will be borne by Michael N. Taglich. At present, Michael N. Taglich does not intend to seek reimbursement for such expenses from the Corporation or any other party or parties. Michael N. Taglich estimates that the costs incidental to the solicitation of proxies for the 1996 Annual Meeting, including expenditures for printing, postage, legal and related expenses will be approximately $40,000. Total costs incurred to date in furtherance of and in connection with the solicitation of proxies by Michael N. Taglich are approximately $15,000.

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ADDITIONAL INFORMATION

    Questions, or requests for additional copies of materials, should be directed to Michael N. Taglich, 100 Wall Street, 10th Floor, New York, New York 10005, Telephone No. (212) 479-7112 and Fax No. (212) 509-6587.

    MICHAEL N. TAGLICH URGES ALL STOCKHOLDERS TO CHECK THE BOX MARKED "FOR" EACH PROPOSAL, DATE, SIGN, AND RETURN THE ENCLOSED BLUE PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. IF NO MARK IS MADE, YOU WILL BE DETERMINED TO HAVE GIVEN A DIRECTION TO VOTE THE SHARES REPRESENTED BY THE BLUE PROXY CARD FOR THE PROPOSALS SET FORTH ABOVE UNDER THE SECTION "THE PROPOSALS", PROVIDED THAT YOU HAVE SIGNED THE BLUE PROXY CARD.

                                          MICHAEL N. TAGLICH
                                          October 21, 1996

                                       6

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                             PROXY CARD
                       ECC INTERNATIONAL CORP.
                 1996 ANNUAL MEETING OF STOCKHOLDERS

             THIS PROXY IS SOLICITED BY MICHAEL N. TAGLICH

     The undersigned, is the record holder of Common Stock, par value, $0.10 per share (the "Shares") of ECC International Corp., a Delaware corporation ("Corporation") AND hereby appoints MICHAEL N. TAGLICH for and in the name of the undersigned, to represent and to vote as designated below, all Shares that the undersigned is entitled to vote, as if personally present at the 1996 Annual Meeting or Stockholders of the Corporation, and at any adjournment, postponement or rescheduling thereof. The undersigned hereby revokes any previous proxies with respect to the matters covered by this Proxy.


     MICHAEL N. TAGLICH RECOMMENDS A VOTE "FOR" ITEMS "1" AND "2" BELOW.

    Please mark, sign, date and return this Proxy Card promptly in the postage-paid envelope enclosed.

    (Continued and to be signed on the reverse side.)

/X/ PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

                                                       FOR   AGAINST   ABSTAIN
    1. RESOLVED, that it is the sense of the           / /     / /        / /
       stockholders of ECC International Corp., expressed at its annual meeting held
       December 1996, that the Corporation and/or its businesses be sold so as to maximize the return to stockholders and that the same be done as expeditiously as is consistent therewith, and to that end, the Board of Directors is requested to cause the Corporation to engage an independent nationally recognized investment banking firm to assist the Board in seeking to obtain a purchaser or purchasers on terms and conditions that the Board deems expedient and in the best interests of the Corporation and to submit the same to the stockholders for their authorization.

    2. RESOLVED, that Article II, Section 7 of the     / /     / /       / /
       By-laws of the Corporation be amended by adding the following provisions to the end thereof:
       "A special meeting of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, shall be called by the Corporation upon written notice from stockholders owning not less than ten
       (10%) percent of the Corporation's outstanding shares of voting stock, which notice shall set forth the purpose or purposes of such special meeting and the Corporation shall hold the special meeting of stockholders no later than thirty (30) days after the date such notice is received by the Corporation. Notwithstanding anything to the contrary contained in Article X, Section 1 of the By-laws of the Corporation, this By-law may not be amended without the affirmative vote of a majority of shares of voting stock present in person or represented by proxy at a meeting of the Corporation's stockholders and entitled to vote on the matter.

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This proxy, when properly executed, will be voted in
the manner directed herein by the undersigned stockholder. If no mark is made, this proxy will be determined to be directed to vote "FOR" the above proposals.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.


SIGNATURE(S)                    DATE
            -------------------     ---------------
NOTE: Please sign exactly as name appears. When shares are held as joint tenants, both should sign.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in the partnership name by authorized person.